PLEDGE AGREEMENT

         This PLEDGE AGREEMENT dated as of November ___, 1996 (this "Agreement") is entered into between Cali Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), and Prudential Securities Credit Corp., as Administrative Agent (the "Administrative Agent") for the benefit of the lenders (the "Lenders") who are or may become parties to the Credit Agreement (as hereinafter defined) and as custodian of the Collateral (as hereinafter defined) (Prudential Securities Credit Corp., in its capacity as Administrative Agent and custodian of the Collateral, is hereafter referred to as the "Collateral Holder", and in any capacity other than as Administrative Agent or Collateral Holder is referred to as "PSC").

                                 R E C I T A L S

         A. The Lenders, the Administrative Agent and the Operating Partnership have entered into: (i) a Revolving Credit Facility Agreement of even date herewith (such Revolving Credit Facility Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"), and (ii) a Revolving Credit Facility Agreement dated August 31, 1994 (as amended or otherwise modified from time to time, the "Existing Credit Agreement").

         B. It is a condition precedent to the effectiveness of the Credit Agreement, and to the making of Loans by the Lenders under the Credit Agreement, that the Operating Partnership shall have granted the security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans from time to time under the Credit Agreement and Existing Credit Agreement, the Operating Partnership hereby agrees with the Collateral Holder for its benefit and the ratable benefit of the Lenders as follows:

         SECTION 1. Definitions. Unless specified otherwise in this Agreement, capitalized terms used but not defined in this Agreement shall have the meanings assigned thereto under the Credit Agreement. In addition, the following terms shall have the respective meanings set forth below.

         "Collateral" shall have the meaning assigned thereto under Section 2 of this Agreement.

         "Credit Agreement Obligations" shall mean all indebtedness and obligations owed by the Operating Partnership to the Administrative Agent or Lenders under the Credit Agreement or the Existing Credit Agreement (including, without limitation, the Obligations (as that term is defined in the Credit Agreement and the Existing Credit Agreement)).

         "Event of Default" shall mean any Event of Default (as defined in the Credit Agreement).

         "Secured Obligations" shall mean the Credit Agreement Obligations together with all other obligations and liabilities of the Operating Partnership to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred.

         SECTION 2. Grant of Security. As collateral security for payment and performance in full of all of the Secured Obligations in accordance with the Credit Facility Documents and the Existing Credit Facility Documents, the Operating Partnership hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Holder, and grants to the Collateral Holder for its benefit and the ratable benefit of the Lenders a continuing and perfected first priority security interest in the following (the "Collateral"):

         (a) All right, title and interest that the Operating Partnership now owns or hereafter acquires as a limited partner in those limited partnerships specified on Schedule I;

         (b) All compensation, fees, cash distributions, distributions of Property and returns of contributions that the Operating Partnership is now or hereafter becomes entitled to receive by virtue of its ownership of the limited partnership interests in the limited partnerships specified on Schedule I; and

         (c)      All Proceeds of all of the foregoing.

         SECTION 3. Security for Obligations. The assignments, pledges, liens and security interests granted under this Agreement (collectively, the "Security Interest") by the Operating Partnership secure the payment and performance in full of all Secured Obligations.

         SECTION 4. Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by the Collateral Holder pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and by such other instruments or documents as the Collateral Holder may reasonably request, all in form and substance reasonably satisfactory to the Collateral Holder. The Collateral Holder shall have the right, at any time in its sole discretion and without prior notice to the Operating Partnership, to transfer to or to register in the name of the Collateral Holder or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 7(a). In addition, the Collateral Holder shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments representing smaller or larger percentage interests.

         SECTION 5. Representations and Warranties. The Operating Partnership represents and warrants as follows:

         (a) The Operating Partnership is the legal, equitable and beneficial owner of the Collateral, free and clear of any Lien, except for Liens created by this Agreement, and the Operating Partnership will make no other assignment, pledge, mortgage, hypothecation or transfer of the Collateral. The Operating Partnership has good right and legal authority to pledge the Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and will maintain and preserve the Security Interest with respect to the Collateral as long as this Agreement shall remain in full force and effect.

         (b) No consent or approval of any governmental body or regulatory authority or of any securities exchange was or is necessary as a condition to the validity of the pledge by the Operating Partnership of the Collateral hereunder.

         (c) This Agreement, and the pledge of the Collateral pursuant hereto, create a valid and perfected first priority Security Interest in the Collateral to secure the Secured Obligations. The Operating Partnership has delivered or is delivering to the Collateral Holder, together with such appropriate endorsements or documentation of assignment thereof, all Collateral consisting of certificated securities, instruments or the like.

         (d) As of the date of this Agreement, Schedule I is true, complete and correct in all material respects.

         (e) The Operating Partnership's principal place of business and chief executive office is located at 11 Commerce Drive, Cranford, New Jersey 07016.

         (f) Each limited partnership identified on Schedule I is a limited partnership duly organized and validly existing under the laws of the state of its organization as specified on Schedule I.

         (g) The Operating Partnership has delivered to the Collateral Holder true and correct copies of the limited partnership agreements of each of the limited partnerships specified on Schedule I, and such partnership agreements are valid, effective and enforceable in accordance with their respective terms.

         (h) None of the limited partnerships specified on Schedule I have issued certificates of partnership interest or any other writing or certificate as evidence of the limited partnership interests owned by the Operating
Partnership and the respective partnership agreements constitute the only documents evidencing the ownership interest of the Operating Partnership in the limited partnerships specified on Schedule I.

         (i) All conditions and requirements under the applicable partnership agreements of each of the limited partnerships specified on Schedule I and under applicable law with respect to the pledge, assignment and transfer of the Collateral, and the Collateral Holder's right to receive distributions and payments arising from or relating to the Collateral, have been satisfied or obtained.

         SECTION 6. Further Assurances. The Operating Partnership agrees that from time to time, at the expense of the Operating Partnership, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Holder may reasonably request, in order to perfect and protect the Security Interest granted hereby or to enable the Collateral Holder to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including, without limitation, execution of financing statements and notices to the limited partnerships listed on Schedule I and/or the general partners thereof.

         SECTION 7.        Voting Rights; Etc.

         (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) The Operating Partnership shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof; provided, however, that the Operating Partnership shall give the Collateral Holder at least five (5) days' prior written notice of the manner in which it intends to exercise any such right; provided further, however, that the Operating Partnership shall not exercise or refrain from exercising any such right if, in the Collateral Holder's reasonable judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof or is otherwise inconsistent with the terms of this Agreement, the other Credit Facility Documents or the Existing Credit Facility Documents (collectively, the "Operative Documents").

                  (ii) The Operating Partnership shall be entitled to receive and retain any and all distributions and other payments paid on and in respect of the Collateral.

                  (iii) The Collateral Holder shall execute and deliver (or cause to be executed and delivered) to the Operating Partnership all such proxies and other instruments as the Operating Partnership may reasonably request for the purpose of enabling it to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the distributions and other payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the  occurrence  and  during  the  continuance  of an Event of
Default:

                  (i) All rights of the Operating Partnership to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the distributions and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Holder who shall thereupon have the sole right to exercise voting and other consensual rights and to receive and hold as Collateral such distributions and other payments.

                  (ii) All distributions and other payments that are received by the Operating Partnership contrary to the provisions of paragraph (i) of this Section 7(b) shall be received and held in trust for the benefit of the Collateral Holder and the Lenders, shall be segregated from other funds of the Operating Partnership and shall be forthwith paid over to the Collateral Holder as Collateral in the same form as so received (with any necessary endorsement).

         SECTION 8. Transfers and Other Liens. The Operating Partnership shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral except for Liens created by this Agreement.

         SECTION 9. Collateral Holder Appointed Attorney-in-Fact. The Operating Partnership hereby constitutes and appoints the Collateral Holder its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Holder may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that the Collateral Holder shall not exercise any rights pursuant to this grant until the occurrence of an Event of Default. Without limiting the generality of the foregoing, the Collateral Holder shall have the right, after the occurrence of an Event of Default hereunder, with full power of substitution, either in the Collateral Holder's name or in the name of the Operating Partnership, to ask for, demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Collateral Holder or the Lenders, representing any distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Holder to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any Property covered thereby, and no action taken or omitted to be taken by the Collateral Holder with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Operating Partnership or to any claim or action against the Collateral Holder.

         SECTION 10. Collateral Holder May Perform. If the Operating Partnership fails to perform any agreement contained herein, the Collateral Holder may itself perform, or cause the performance of, such agreement, and the reasonable expenses of the Collateral Holder incurred in connection therewith shall be payable by the Operating Partnership under Section 13(b).

         SECTION 11. The Collateral Holder's Duties. The powers conferred on the Collateral Holder hereunder are solely to protect its and the Lenders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for a duty to exercise reasonable care in respect of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Holder shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Holder or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Holder shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Holder accords its own Property. The duties of the Collateral Holder under this Agreement shall be mechanical and administrative in nature; the Collateral Holder shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Lender, and nothing herein, express or implied, is intended to or shall be so construed as to impose upon the Collateral Holder any obligations in respect of this Agreement except as expressly set forth herein.

         SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Collateral Holder may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the NYUCC (whether or not the NYUCC applies to the affected Collateral) and also shall have the right, as the Collateral Holder may deem necessary or advisable, to do any of the following:

                  (i) to foreclose the Security Interest by any available judicial procedure or without judicial process;

                  (ii) to notify the limited partnerships listed on Schedule I and/or the general partners thereof that the Collateral has been assigned to the Collateral Holder and that all distributions and payments thereon are to be made directly and exclusively to the Collateral Holder;

                  (iii) to enter into any extension or reorganization agreement or other agreement relating to or affecting the Collateral, and in consideration therewith, the Collateral Holder may deposit or surrender control of the Collateral or accept other Property in exchange of the Collateral;

                  (iv) to settle, adjust, defend, compromise or release, on terms acceptable to the Collateral Holder, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; or

                  (v) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral.

         (b) Without notice except as specified below, the Collateral Holder may, or shall at the express written direction of (i) so long as any Loans under the Credit Agreement or Existing Credit Agreement are outstanding, Lenders holding at least 25% in aggregate principal amount of the outstanding Loans under the Credit Agreement and Existing Credit Agreement, and (ii) otherwise, PSC (the party or parties so entitled to give such direction, the "Controlling Secured Parties"), on behalf, and for the ratable benefit, of all of the Lenders, retain the Collateral or sell, assign, transfer, endorse and deliver the Collateral or any part thereof in one or more parcels at public or private sale, on any exchange, over the counter market or at any of the Collateral Holder's offices or elsewhere, for cash, on credit or for other Property, for immediate or future delivery, and at such price or prices and upon such other terms as the Collateral Holder or the Controlling Secured Parties may deem commercially reasonable. Upon consummation of any such sale, the Collateral Holder shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Property sold absolutely free from any claim or right on the part of the Operating Partnership, and the Operating Partnership hereby waives (to the fullest extent permitted by law) all rights of redemption, stay or appraisal which the Operating Partnership now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Operating Partnership agrees that ten (10) days' prior written notice to the Operating Partnership of the time and place of any public sale or the time after which any private sale is to be made shall constitute commercially reasonable notification within the meaning of Section 9-504(3) of the NYUCC. Any such sale shall be held at such time or times and at such place or places as the Collateral Holder may fix.

         At any such sale, the Collateral, or portion thereof to be sold, may be sold as an entirety or in separate portions, as the Collateral Holder may, in its sole and absolute discretion, determine. The Collateral Holder shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Holder may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Holder until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Holder shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any sale made pursuant to this Agreement, the Collateral Holder and (i) so long as any Loans under the Credit Agreement or Existing Credit Agreement are outstanding, any Lender, and (ii) otherwise, PSC, may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Operating Partnership (all said rights being also hereby waived and released to the fullest extent permitted by law), any part of or all of the Collateral offered for sale, and the Collateral Holder and any such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such Property without further accountability to the Operating Partnership therefor. The Collateral Holder shall not be required to register or qualify any of the Collateral under applicable state or federal securities laws if the sale is effected in a manner that complies with all applicable federal and state securities laws. The Collateral Holder may, at any private sale, if it deems advisable, restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. If any such Collateral is sold at private sale in a manner that the Collateral Holder in good faith believes to be reasonable under the circumstances then existing, then (i) the sale shall be deemed to be commercially reasonable in all respects, (ii) the Operating Partnership shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (iii) the Collateral Holder shall not incur any liability or responsibility to the Operating Partnership in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.

         The Operating Partnership recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Collateral Holder of any such Collateral for an amount substantially less than the value thereof (whether determined by book value, appraisal or otherwise) may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell Collateral that is privately traded. Until the Collateral Holder is able to effect a sale or other disposition of the Collateral or any part thereof, the Collateral Holder shall have the right, but not the obligation, to exercise all rights of an owner of the Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed by the Collateral Holder to be commercially reasonable in the exercise of the Collateral Holder's remedies hereunder. The Collateral Holder shall have no obligation to the Operating Partnership to maintain or preserve the rights of the Operating Partnership as against third parties with respect to the Collateral.

         (c) All distributions and other payments received by the Collateral Holder under, in connection with, or otherwise in respect of the Collateral, and all cash proceeds received by the Collateral Holder in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Holder, be held by the Collateral Holder as collateral for, and/or then or at any time thereafter applied (after first payment of any amounts payable to the Collateral Holder pursuant to
Section 13 and then payment of any costs, expenses or indemnities then due and payable by the Operating Partnership to any Lender hereunder or under the Credit Agreement, any other Credit Facility Document or any Existing Credit Facility Document) in whole or in part by the Collateral Holder for the ratable benefit of the Lenders, in the following order of priority:

                  (i) first, ratably among the holders of the Credit Agreement Obligations until all of the Credit Agreement Obligations are repaid in full;

                  (ii) second, ratably among the holders of the other Secured Obligations (other than those specified in subsection (i) above), until all of said other Secured Obligations are repaid in full.

Any surplus of such payments or cash proceeds held by the Collateral Holder and remaining after payment in full of all the Secured Obligations shall be paid over to the Operating Partnership or to whomsoever may be lawfully entitled to receive such surplus. If, however, there remains any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations, the Operating Partnership shall remain liable to the extent of such deficiency.

         SECTION 13.        Indemnity and Expenses.

         (a) The Operating Partnership agrees to indemnify the Collateral Holder from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Collateral Holder's gross negligence or willful misconduct.

         (b) The Operating Partnership, upon demand, shall promptly pay to the Collateral Holder the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, that the Collateral Holder may incur in connection with (i) the custody, preservation, use of, or the sale of, collection from or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Collateral Holder or the Lenders hereunder, or (iii) the failure by the Operating Partnership to perform or observe any of the provisions hereof.

         SECTION 14.        Amendments, Waivers; Etc.

         (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Operating Partnership herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) The waiver by the Collateral Holder of any breach of the terms and conditions of this Agreement, and the consent of any Lender thereto, shall not prejudice any remedy of the Collateral Holder or any Lender in respect of any continuing or other breach of the terms and conditions hereof, and shall not be construed as a bar to any right or remedy that the Collateral Holder or any Lender would otherwise have on any future occasion under this Agreement.

         (c) No failure on the part of the Collateral Holder or any Lender to exercise, and no delay on any of their parts in exercising, any right, power, privilege or remedy under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed, telecopied, telexed, cabled or delivered to the appropriate party at its address specified in the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (a) when received, if mailed or delivered, or (b) when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answer-back, or delivered to the cable company, respectively, addressed as aforesaid.

         SECTION 16. Continuing Security Interest, Assignments under the Credit Agreements. This Agreement shall create a continuing Security Interest in the Collateral and shall (a) remain in full force and effect until termination in accordance with the provisions of Section 17, (b) be binding upon the Operating Partnership, its successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Holder hereunder, to the benefit of the Collateral Holder, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Facility Documents or Existing Credit Facility Documents (including, without limitation, all or any portion of its Commitments and the Loans owing to it thereunder) held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of Article X (concerning the Administrative Agent and the Collateral Holder) and Section 11.06 (concerning Assignments and
Participations) of the Credit Agreement and Existing Credit Agreement. The Operating Partnership shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, except as permitted by the Credit Agreement, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or Property held by the Collateral Holder as collateral under this Agreement. No notice to or demand on the Operating Partnership shall entitle the Operating Partnership to any other or further notice or demand in the same, similar or other circumstances.

         SECTION 17. Termination. The Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Operating Partnership on the first to occur of the following (the "Security Termination Date"): (a) the Credit Agreement shall have terminated and the Loans and other amounts due thereunder shall have been paid in full and Lenders have no further commitment to extend credit to the Operating Partnership under the Credit Agreement, or (b) all of the Loans and all other amounts due under the Credit Agreement shall have been refinanced by Lenders as an unsecured interest only term loan or an unsecured revolving credit agreement as provided in Section 2.10 of the Credit Agreement. Upon any such Security Termination Date, the Collateral Holder shall reassign and redeliver the Collateral then held by or for the Collateral Holder and execute and deliver to the Operating Partnership, at the Operating Partnership's expense, such documents as it shall reasonably request to evidence such termination.

         SECTION 18.        Governing Law.

         (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         (b) The Operating Partnership hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted by the Collateral Holder or any Lender in any State or Federal court sitting in the County of New York, State of New York, United States of America and, by the execution and delivery of this Agreement, the Operating Partnership expressly waives any objection that it may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

         (c) The Operating Partnership agrees that service of process may be made on the Operating Partnership by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of Operating Partnership specified in Section 15, or by any other method of service provided for under the applicable laws in effect in the State of New York.

         (d) Nothing contained in Sections 18(b), 18(c) and 18(d) shall preclude the Collateral Holder or any Lender from bringing any suit, action or proceeding arising out of or relating to this Agreement or the other Credit Facility Documents in the courts of any place where the Operating Partnership or any of the Operating Partnership's Property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the Operating Partnership hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any other court or courts which now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

         (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE OPERATING PARTNERSHIP HEREBY AGREES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND THE OPERATING PARTNERSHIP HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (f) Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the NYUCC are used herein as therein defined.

         SECTION 19. Waiver of Claims. Except as otherwise provided in this Agreement, THE OPERATING PARTNERSHIP HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL HOLDER'S TAKING POSSESSION OR THE COLLATERAL HOLDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE OPERATING PARTNERSHIP WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Operating Partnership hereby further waives:

         (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Holder's gross negligence or willful misconduct;

         (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Holder's rights hereunder; and

         (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Operating Partnership, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

         Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Operating Partnership therein and thereto, and shall be a perpetual bar both at law and in equity against the Operating Partnership and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, through and under the Operating Partnership.

         SECTION 20. Registration In Nominee's or Collateral Holder's Name. The Collateral Holder shall have the right (in its sole and absolute discretion) to hold the Collateral in its own name or in the name of its nominee, all in form and substance satisfactory to the Collateral Holder.

         SECTION 21. Separability of Provisions. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or be modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction or any impairment or invalidity of this Agreement under the laws of any jurisdiction as security for any portion of the Secured Obligations hereunder shall not impair or invalidate this Agreement as security for any other portion thereof.

         SECTION 22. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         SECTION 23. Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one in the same instrument.

         IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              COLLATERAL HOLDER:

                              PRUDENTIAL SECURITIES CREDIT CORP.

                              By:      _____________________________________
                              Name: ________________________________________
                              Title: _______________________________________

                              OPERATING PARTNERSHIP:

                              CALI REALTY, L.P.

                              By:  Cali Realty Corporation, its general partner,


                              By:      _____________________________________
                              Name: ________________________________________
                              Title: _______________________________________

                                                     SCHEDULE I

                                            PLEDGED PARTNERSHIP INTERESTS

====================================================================================================================
                                                           State of
               Partnership Name                          Organization                  Percentage Interest
------------------------------------------------ ----------------------------- -------------------------------------
Cali Harborside (Fee) Associates L.P.                New Jersey                                99%
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor II & III Urban Renewal Associates         New Jersey                                99%
L.P.
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor IV Urban Renewal Associates L.P.          New Jersey                                99%
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor V Urban Renewal Associates L.P.           New Jersey                                99%
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor VI Urban Renewal Associates L.P.          New Jersey                                99%
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor No. Pier Urban Renewal Associates         New Jersey                                99%
L.P.
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor So. Pier Urban Renewal Associates         New Jersey                                99%
L.P.
------------------------------------------------ ----------------------------- -------------------------------------
Cal-Harbor VII Urban Renewal Associates L.P.         New Jersey                                99%
====================================================================================================================